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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 19, 1996

                              CONCENTRA CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

   DELAWARE                          0-25498                     04-2827026
---------------                   ------------               -------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

              21 NORTH AVENUE, BURLINGTON, MASSACHUSETTS 01803-3301
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 229-4600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

         On November 19, 1996, the Company announced the appointment of Alex Braverman as the Company's new Vice President and Chief Financial Officer. Mr. Braverman has been employed by the Company since 1994 and has most recently served as the Company's Corporate Controller. Mr. Braverman replaces Gerald M. Schimmoeller, who resigned his position as Vice President and Chief Financial Officer effective as of November 22, 1996 to assume the position of Vice President and Chief Financial Officer at AlphaGene, Inc., a biotechnology company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CONCENTRA CORPORATION


                                             By: /s/ Alex Braverman
                                                 -------------------------------
                                                 Alex Braverman, Vice President
                                                 and Chief Financial Officer

Date:  November 21, 1996